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                               ACUSON CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN


1.   PURPOSE
     -------

     (a) The purpose of the Plan is to provide a means by which employees of ACUSON CORPORATION, a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

     (b) The word "affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 425(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company by providing eligible employees with an opportunity to participate as shareholders in the Company's future growth.

     (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.   ADMINISTRATION
     --------------

     (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates the administration to a committee, as provided in subparagraph 2(c). Whether or not the board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (i) To determine how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical) consistent with the provisions of the Plan.
        (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

        (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (iv) To amend the Plan as provided in paragraph 13.

         (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be persons who in the opinion of counsel to the Company are "disinterested persons," within the meaning of Rule 16b-3(d)(2) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be

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adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   SHARES SUBJECT TO THE PLAN
     --------------------------

     (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate two million four hundred fifty thousand (2,450,000) shares of the Company's common stock, par value $0.001 per share (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

     (b) The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   GRANTS OF RIGHTS; OFFERING
     --------------------------

     The Board or the Committee may from time to time grant or provide for the grant of rights to purchase stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreement or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or later-granted, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.   ELIGIBILITY
     -----------

     (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

     (b) Unless otherwise determined by the Board or the Committee, each person who, during the course of an Offering with multiple Exercise Dates, first becomes an eligible employee of the Company or designated Affiliate will, on the first Exercise Date (as defined in the Offering) which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

        (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

        (ii) the Purchase Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

        (iii) the Board or Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Purchase Period (as defined below) for such Offering, he or she will not receive any right under that Offering.

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     (c) If necessary to comply with Rule 16b-3 promulgated under the Exchange
Act, a director shall not be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or Committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom rights may be granted, or in the determination of the number of shares which may be covered by rights granted to a director, a majority of the Board and a majority of the directors acting in such a matter are disinterested persons, as defined in subparagraph 2(d). The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect.

     (d) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(d), the rules of Section 425(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

     (e) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

6.   RIGHTS; PURCHASE PRICE
     ----------------------

     (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase the number of shares of Common Stock of the Company purchasable with up to fifteen percent (15%) of such employee's Compensation [as defined in subparagraph 7(a)] for the period that begins on the Offering Date and ends on the date stated in the Offering, which date shall be no more than twenty-seven months after the Offering Date (the "Purchase Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering with multiple Exercise Dates, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (b) The purchase price of Common Stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of an amount equal to eighty-five percent (85%) of the fair market value of the Common Stock on:

        (i) the relevant Offering Date, as specified in paragraph 4; or

        (ii) the Exercise Date, as defined in subparagraph 8(a).

7.   PARTICIPATION; WITHDRAWAL; TERMINATION
     --------------------------------------

     (a) An eligible employee may become a participant in an Offering by delivering an agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to fifteen percent (15%) of such employee's total compensation paid during the applicable period, including amounts elected to be deferred under the Company's 401(k) plan ("Compensation") and shall remain effective under subsequent Offerings unless and until such employee terminates his or her payroll deductions. At any time a participant may reduce or terminate his or her payroll deductions by delivering a written notice or agreement to the Company on such form as the Company provides. A

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participant may increase (or an employee may begin) such payroll deductions effective for a given Offering after the beginning of the Purchase Period for that Offering only as provided in the Offering. Unless otherwise provided at time of offering, payroll deductions may be elected in whole percentages only. The payroll deductions made for each participant shall be credited to an account maintained for such participant under the Plan, but all funds shall be retained with the general funds of the Company. A participant may not make any additional payments into his or her account.

     (b) If a participant terminates his or her payroll deductions, such participant may withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Purchase Period for which it is to be effective. Upon such withdrawal from the Offering by a participant, the Company shall distribute as soon as practical to such participant an amount equal to all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire stock for the participant) under the Offering without interest, and such person's participation in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan, but such participant will be required to deliver a new participation agreement in order to participate in other Offerings under the Plan.

     (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company or an Affiliate, for any reason other than death or retirement, and the Company shall distribute as soon as practical to such employee an amount equal to all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire stock for the participant), without interest.

     (d) In the event of the retirement, if such retirement occurs three (3) months or less prior to the next Exercise Date (as defined in subparagraph 8(a)), or death of a participant during the Purchase Period, the retired participant or his or her transferee pursuant to subparagraph 7(e) shall have the option of withdrawing from the ongoing Offering as provided in subparagraph 7(b) or taking no action and thereby continuing participation in the ongoing Offering. If retirement occurs more than three (3) months prior to the next Exercise Date (as defined in subparagraph 8(a)) all rights granted pursuant to the Offering shall terminate immediately and as soon as practical the Company shall distribute to such retired participant an amount equal to all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire stock for the participant) without interest.

     (e) Rights granted under the Plan shall not be transferable, other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom such rights are granted only by such person.

8.   EXERCISE
     --------

     (a) On each exercise date, as defined in the relevant Offering (an "Exercise Date"), each participant's accumulated payroll deductions (without any increase for interest) will be applied to the purchase of whole shares of Common Stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in any participant's account at the end of the Purchase Period (after the purchase of shares) which is equal to the amount required to purchase whole shares of Common Stock on the final Exercise Date shall be distributed in full to such participant as soon as practical after the Purchase Period, without interest. Any remaining amount of accumulated payroll deductions in each participant's account at the end of the Purchase Period (after the purchase of shares and the distribution referred to in the preceding sentence, if any) which is less than the amount required to purchase one share of Common Stock on the final Exercise Date shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to such participant as soon as practical after the Purchase Period, without interest.

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     (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If, on an Exercise Date of any Offering hereunder, the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Purchase Period shall be distributed to the participants, without interest.

9.   COVENANTS OF THE COMPANY
     ------------------------

     (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such rights.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such rights unless and until such authority is obtained.

10.  USE OF PROCEEDS
     ---------------

     Proceeds from the sale of Common Stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.  MISCELLANEOUS
     -------------

     (a) A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until certificates representing such shares shall have been issued.

     (b) Throughout the term of any Offering, the Company shall make available to each participant, not later than 120 days after the close of each of the Company's fiscal years during the Offering, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company.

     (c) Nothing in the Plan or any instrument executed or Offering granted pursuant thereto shall confer upon any eligible employee or participant any right to continue in the employ of the Company or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment of any eligible employee or participant with or without cause.

12.  ADJUSTMENTS UPON CHANGES IN STOCK
     ---------------------------------

     (a) If any change is made in the Common Stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Board shall make appropriate adjustments in the maximum number of shares subject to the Plan and the number of shares and price per share subject to outstanding rights.

     (b) In the event of: (1) a dissolution or liquidation of the Company in which another corporation succeeds to the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, then the surviving corporation shall either assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan or the outstanding options shall remain in full force and effect.

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13.  AMENDMENT OF THE PLAN
     ---------------------

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the vote of the holders of a majority of the voting power of the shares of the Company represented in person or by proxy and entitled to vote at a duly held stockholders meeting, within twelve (12) months before or after the adoption of the amendment, where the amendment will:

        (i) increase the number of shares reserved for rights under the Plan;

        (ii) materially modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 423 of the
Code); or

        (iii) modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

        It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or intended to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

     (b) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted.

14.  TERMINATION OR SUSPENSION OF THE PLAN
     -------------------------------------

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted.

15.  EFFECTIVE DATE OF PLAN
     ----------------------

     The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the vote of the holders of a majority of the outstanding shares of the Company entitled to vote or by the written consent of the outstanding shares entitled to vote to the extent necessary to obtain employee stock purchase plan treatment under Section 423 of the Code, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

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